JPMORGAN TRUST I

JPMorgan Money Market Funds
JPMorgan California Municipal Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Prime Money Market Fund
(All Share Classes)

JPMORGAN TRUST II

JPMorgan Money Market Funds
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Liquid Assets Money Market Fund
(All Share Classes)

Supplement dated October 1, 2008
to the Prospectuses dated July 1, 2008

On October 1, 2008, the Board of Trustees of the JPMorgan Money Market Funds listed above (the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program protects the shares of money market fund investors as of September 19, 2008. Any shares held by investors in the Funds as of the close of business September 19, 2008 are insured against loss under the Program in the event any Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

Participation in the initial three months of the Program (i.e., until December 18, 2008) requires a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of each Fund as of September 19, 2008. This expense will be borne by the Funds without regard to any expense limitation currently in effect for the Funds. The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. If the Program is extended, the Funds will consider whether to continue to participate.

Any questions regarding the Funds’ participation in the Program should be addressed directly to your Fund according to the contact information provided in your Fund’s prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MMKT-1008